UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION


                   Washington, D.C. 20549



                          FORM 8-K

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 25, 2003


                        MEGOLA, INC.
             ------------------------------------
   (Exact name of registrant as specified in its charter)






          Nevada                              88-0492605
        ----------                        ----------------
     (State or other                      (I.R.S. Employer
     jurisdiction of                    Identification No.)
     incorporation or
      organization)




    10011-123 St. NW, Suite 2303 Edmonton, Alberta, Canada  T5N 1M9
   -----------------------------------------------------------------
            (Address of principal executive offices)




   Registrant's telephone number, including area code: (519) 541-1564


                         SUPERIORCLEAN, INC.
                   ------------------------------
  (Former name or former address, if changed since last report)





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Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On September 25, 2003, we changed our name to Megola, Inc.



































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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date:     October 1,   2003          MEGOLA, INC.



                               /s/ Aldo Rotondi
                               -----------------------------
                               Aldo Rotondi, President






























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